==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 3, 1997
                                                  ----------------
                      Mechanical Technology Incorporated
         ---------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                   New York
        --------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)

         0-6890                                      14-1462255
------------------------               ------------------------------------
(Commission File Number)               (I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York                12110
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code 	(518) 785-2211
                                                       ---------------























==============================================================================

Item 5.   Other Events.

     On January 3, 1997, the Registrant issued a press release announcing that it has reached an agreement with First Albany Companies Inc. (FAC) to satisfy an approximate $4.1 million obligation ($3.0 million principal and $1.1 million in accrued interest). Under the terms of the agreement, MTI will issue one million shares of common stock to FAC in satisfaction of all principal and interest obligations under the First Commercial Credit Corporation arrangement. A copy of this press release is filed herewith as Exhibit 20.5 and is incorporated herein by reference.


Item 7.   Financial Statements, ProForma Financial Information and
          Exhibits.

          (a) None.
          (b) None.
          (c) The following exhibit are filed herewith:
              20.5  Press release issued by the Registrant, dated
                    January 3, 1997.







                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MECHANICAL TECHNOLOGY INCORPORATED



Date: January 15, 1997            By: /s/ R. Wayne Diesel
                                     --------------------------------
                                     R. Wayne Diesel
                                     Chief Executive Officer